Second Quarter Earnings Call  August 4, 2009  Exhibit 99.2

 Cautionary Statements and Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • Second Quarter 2009 Earnings,  2009 and 2010 Earnings  Forecast and Outlook  • Segment Results and Financial  Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 Earnings Results  Second Quarter  Earnings from Ongoing Operations  $0.50  $0.32  ($0.50)  $0.00  $0.50  $1.00  2Q 2008 2Q 2009  Per Share  $0.50  ($0.02)  ($0.50)  $0.00  $0.50  $1.00  2Q 2008 2Q 2009  Per Share  Second Quarter  Reported Earnings  Note: See Appendix for the reconciliation of reported earnings  and earnings from ongoing operations.  $1.19  $0.62  $0.00  $0.50  $1.00  $1.50  2Q 2008 2Q 2009  Per Share  $1.11  $0.91  $0.00  $0.50  $1.00  $1.50  2Q 2008 2Q 2009  Per Share  Year-to-Date  Reported Earnings  Year-to-Date  Earnings from Ongoing Operations  3

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  4  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $3.50  Per Share  $1.90  $1.60  $3.10

 Ongoing Earnings Overview  $(0.18)$0.50$0.32Total  0.020.160.18International Delivery  (0.03)0.080.05Pennsylvania Delivery  $ (0.17)$0.26$0.09Supply  Change  Q2  2008  Q2  2009  5  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  (0.04)Income taxes and other  0.01Margins -West  (0.03)O&M  (0.01)Financing Costs  $0.092009 EPS – Ongoing Earnings  (0.17)Total  (0.10)Margins – East  $0.262008 EPS – Ongoing Earnings  2nd Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  6

 Pennsylvania Delivery Segment  Earnings Drivers  (0.03)Delivery Margins  $0.052009 EPS – Ongoing Earnings  (0.03)Total  (0.02)  0.01  Financing Costs  Income taxes and Other  0.01O&M  $0.082008 EPS – Ongoing Earnings  2nd Quarter  7  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.07)Effect of Exchange Rates  0.02Financing Costs  $0.182009 EPS – Ongoing Earnings  0.02Total  0.05Income Taxes & Other  0.02O&M  $0.162008 EPS – Ongoing Earnings  2nd Quarter  8  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 $0.00  $1.00  $2.00  $3.00  $4.00  $5.00  2008A* 2009* 2010  Strong Expected Earnings Growth  Forecast  9  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.02  $3.50  Per Share  $1.90  $1.60  $3.10

 ($605)  $124  ($326)  $524  $367  $272  ($30)  ($180)  $1  ($700)  ($400)  ($100)  $200  $500  $800  2008A 2009E 2010E  Supply Segment PA Delivery Segment International Delivery Segment  Free Cash Flow before Dividends Forecast  Millions  10

 Liquidity Profile  (1) Reported as of 6/30/2009  (2) Expiration date has been extended to July 2010  (3) Facility was terminated in July 2009 and replaced with a new £210 million 3-year credit facility expiring in July 2012  Diverse bank group consisting of 23 banks committed under domestic facilities,  with no bank having more than 14% of commitments.  11  Institution Facility  Expiration  Date  Total  Facility  (Millions)  Letters of Credit  Outstanding (1)  (Millions)  Drawn (1)  (Millions)  Availability  (Millions)  PPL Energy Supply 5-year Credit Facility Jun-2012 $3,225 $588 $285 $2,352  Bilateral Credit Facility Mar-2010 200 2 0 198  5-year Structured Credit Facility Mar-2011 300 236 0 64  364-day Credit Facility Sep-2009 385 0 0 385  $4,110 $826 $285 $2,999  PPL Electric Utilities 5-year Credit Facility May-2012 $190 $1 $0 $189  Asset-backed Credit Facility Jul-2009 (2) 150 0 0 150  $340 $1 $0 $339  WPD 5-year Credit Facility (3) Oct-2009 £150 £0 £65 £85  5-year Credit Facility Jan-2013 150 0 145 5  Uncommitted Credit Facilities 65 0 5 60  Letter of Credit Facility Mar-2010 3 3 0 0  £368 £3 £215 £150

 $0  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000  $4,500  $5,000  $5,500  Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09  Available Credit Capacity  Cash Posted  Borrowings/CP Outstanding  Letters of Credit  PPL Energy Supply Collateral Profile  Millions  12

 PA and International Delivery Segment  Operational Update  PA Delivery  • PUC approved 2011 to mid-2013 Procurement Plan  – Bids for first procurement due August 11, 2009 with PUC  approval expected August 13  • Bids due for final 2010 RFP October 5, 2009 with PUC  approval expected October 8  • Filed Act 129 compliance plan with PUC on July 1  • PUC approved PPL Electric Utilities rate deferral plan  International Delivery  • Distribution Price Control Review (DPCR 5) initial proposal published August 3  13

 • Residential load to be supplied under 12-and  24-month load-following contracts and block power purchases, 5-and 10-year fixed block  products, and spot purchases  • Small commercial and industrial to be supplied under 12-and 24-month load-following  contracts, and spot purchases  • Large commercial and industrial to be supplied under hourly pricing products and an optional fixed-price block product  PPL Electric Utilities 2011 to 2013  Procurement Plan  14  Note: See Appendix for schedule of procurements

 Supply Segment Operational Update  • Susquehanna Unit 2 uprate of 45 MW  successfully completed  • Agreements reached to sell non-core assets on  Long Island and in Maine  • Brunner Island Unit 3 scrubber went in service • Brunner Island Units 1 and 2 scrubber will be  placed in service in the Fall  15

 Hedged Baseload Electricity 2009-2012  Hedged Baseload Electricity Sales  0%  20%  40%  60%  80%  100%  2009 2010 2011 2012  % of C oal, H ydro & N uclear O utput$20  $30  $40  $50  $60  $70  $80  $/M W h  Average Sale Price  16  2009 2010 2011 2012  Baseload Electricity Sales 98% 98% 80% 53%  Uranium 100% 100% 100% 100%  Coal 100% 98% 81% 63%

 ppl

 Market Prices  ELECTRIC   PJM  On-Peak  Off-Peak  ATC(2)   Mid-Columbia  On-Peak  Off-Peak  ATC(2)   GAS(3)  NYMEX  TZ6NNY   PJM MARKET  HEAT RATE(4)  CAPACITY PRICES   (Per MWD)   EQA   Actual  2008 2009 2010 2011 2012  $81 $46 $58 $63 $66  $49 $34 $41 $43 $46  $69 $40 $49 $52 $55  $65 $33 $48 $56 $58  $51 $28 $38 $45 $46  $59 $31 $45 $52 $54  $8.84 $4.26 $6.06 $6.89 $7.16  $9.85 $5.06 $6.89 $7.73 $7.98  8.3 9.1 8.3 8.1 8.2  $82.00 $158.24 $181.39 $136.79 $123.63  89.6% 89.5% 91.1% 89.6% 91.5%  Forward(1)  (1) Market prices based on the average of broker quotes as of 6/30/2009  (2) 24-hour average  (3) NYMEX and TZ6NNY forward gas prices on 6/30/2009  (4) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price  A-1

 Current Hedge Positions -Electricity and Fuel  Note: As of 6/30/2009  A-2  2009 2010 2011 2012  Electricity Sales  East 94% 91% 72% 45%  West 94% 84% 81% 72%  Total 94% 90% 73% 49%  Uranium 100% 100% 100% 100%  Coal  East 100% 97% 79% 57%  West 100% 100% 86% 77%  Total 100% 98% 81% 63%  Unhedged Coal – million tons  Brunner & Montour 0.0 0.0 1.4 3.0  Keystone & Conemaugh 0.0 0.3 0.5 0.9

 PPL Supply Business Overview  2009E  Production GWh  A-3  Gas/Oil  38%  Coal  34%  Nuclear  18%  Hydro8%  QFs  2%  2009E  Installed Capacity MW  Gas/Oil  10%  Coal  50%  Nuclear  32%  Hydro  8%  Note: Graphs include tolling agreements

 PPL’s Generation Portfolio  Total Domestic Generation: 12,166 MW  Planned Uprate Projects or Additions: 208 MW  (1) Reflects reduction of 60 MW expected loss due to increased plant usage during scrubber operation.  (2) Includes tolling agreements  (3) Includes MWs associated with the proposed sale of Shoreham,  Edgewood and the PPL Maine hydro assets. A-4  Coal 3,500  Nuclear 2,219  Oil 1,817  Gas 2,282  Hydro 369  CTs 462  QFs 230  Coal 683  Hydro 604  West 1,287 MW  Hydro Uprate (2012) 28  Nuclear Uprate (2009-2011) 44  Hydro Uprate (2013) 125  Coal Uprate (2009) 11  (1)  East 10,879 MW  (2) (3)  (3)  (3)

 Current East Coal Contracts -Base Prices  A-5  Base Prices for Wholly Owned Plants* *East wholly owned plants include Montour & Brunner Island but not Keystone & Conemaugh.  **Excludes contracts subject to mining-related oil surcharges and/or price collars.  Note: As of 6/30/2009  $35  $40  $45  $50  $55  Balance of 2009 2010 2011  max collar price  fixed base price  min collar price Weighted  Average  $/Ton  at Mine  8%14%% Diesel Surcharge  82%70%6%% Collars  22%80%% Fixed Base Price**18%  0%

 Millions  $939  $753 $891 $936 $809  $648  $286  $295  $576  $649  $504  $535  $278  $251  $428  $448  $460  $477  $0  $400  $800  $1,200  $1,600  $2,000  $2,400  2008A 2009E 2010E 2011E 2012E 2013E  Supply PA Delivery International Delivery  $1,503  $2,033  $1,895  $1,299  Capital Expenditures by Segment  $1,773  $1,660  A-6

 Millions  $693 $811 $952 $1,221 $1,469 $1,528  $2,081 $2,207  $2,353  $2,513  $2,664 $2,803  $0  $1,000  $2,000  $3,000  $4,000  $5,000  2008A 2009E 2010E 2011E 2012E 2013E  Transmission Distribution & Other  Pennsylvania Delivery Rate Base  $3,018  $3,305  $3,734  $4,133  $4,331  $2,774  A-7

 PPL Electric Utilities 2011 to 2013  Procurement Plan Schedule  • Due dates for bids:  August 11, 2009 July 19, 2011  October 20, 2009 October 18, 2011  January 19, 2010 January 9, 2012  April 20, 2010 April 3, 2012  July 20, 2010 July 17, 2012  October 19, 2010 October 16, 2012  April 18, 2011 January 22, 2013  A-8

 $1.00  $1.10  $1.22  $1.34 $1.38  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2005 2006 2007 2008 2009  $/Share  Annualized  Continued Dividend Growth  A-9

 Debt Maturities  (1) PPL Capital Funding $201 million maturity paid off in March 2009  (2) PPL Electric Utilities prefunding done in 10/2008 and 5/2009 for 2009 maturity  Note: As of 6/30/2009  A-10  2009 2010 2011 2012 2013  PPL Energy Supply $0 $0 $500 $0 $737  PPL Capital Funding 0 (1) 0 0 0 0  PPL Electric Utilities 486 (2) 0 0 0 500  WPD Group 0 0 0 0 0  Subtotal $486 $0 $500 $0 $1,237  Prefunding $486 (2) $0 $0 $0 $0  Total $0 $0 $500 $0 $1,237  (Millions)

 Supply Segment Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions)  A-11  39216Asset Sales  (203)Investment in Energy Project  $524$124($605)Free Cash Flow before Dividends  (61)(15)(58)Other Investing Activities-net  (891)(753)(939)Capital Expenditures  Increase/(Decrease) in cash due to:  $1,437$676$ 595Cash from Operations  201020092008  Actual Projected  Note: Asset Sales in 2009 and 2010 includes anticipated proceeds from the announced pending sale of the Long Island and Maine  generating assets.

 PA Delivery Segment Reconciliation of Cash from  Operations to Free Cash Flow before Dividends  (Millions)  A-12  303Asset Sales & Other  ($326)$272$367Free Cash Flow before Dividends  (576)(295)(286)Capital Expenditures  (293)Less Transition Bond Repayment  Increase/(Decrease) in cash due to:  $250$567$ 643Cash from Operations  201020092008  Note: Asset Sales in 2008 includes the net proceeds from the sale of gas and propane businesses in 2008.  Actual Projected

 International Delivery Segment Reconciliation of Cash  from Operations to Free Cash Flow before Dividends  (Millions)  A-13  ($180)($ 30)$ 1Free Cash Flow before Dividends  (428)(251)(278)Capital Expenditures  Increase/(Decrease) in cash due to:  $248$221$ 279Cash from Operations  201020092008  Actual Projected

 2009 -2010 Sensitivities  EPS Impact  See Appendix A-1 for market price assumptions  A-14  Note: Discrete sensitivities based on changes to individual item, which ultimately may be interrelated.  2009 2010  $10/MW-Day  Capacity Price  Change  >$0.00 >$0.00  $1/MWh of  Unhedged  Baseload Sales  ±<$0.01 ±<$0.01  $1/MWh of  Unhedged  Total Sales  ±<$0.01 ±$0.01  1% Generation  Availability ±$0.01 ±$0.03  $0.05 between  USD and  British Pound  ±$0.00 ±$0.02

 Reconciliation of Second Quarter Reported  Earnings and Earnings from Ongoing Operations  A-15  (Millions)  Pennsylvania International  Supply Delivery Delivery Total  Quarter Ending June 30, 2009  Reported earnings* ($86) $17 $62 ($7)  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (88) (88)  Unrealized losses from foreign currency economic hedges (6) (6)  Adjustments - nuclear decommissioning trust investments 2 2  Impairments - assets held for sale & other (34) (34)  (120) (6) (126)  Earnings from ongoing operations $34 $17 $68 $119  Quarter Ending June 30, 2008  Reported earnings* $97 $31 $62 $190  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 4 4  Adjustments - nuclear decommissioning trust investments (4) (4)  Off-site remediation of ash basin leak 1 1  Sale of gas and propane businesses (1) (1)  1 (1)  Earnings from ongoing operations $96 $32 $62 $190  Change excluding special items ($62) ($15) $6 ($71)  * Represents net income attributable to PPL Corporation.

 Reconciliation of Second Quarter Reported  Earnings and Earnings from Ongoing Operations  A-16  Pennsylvania International  Supply Delivery Delivery Total  Quarter Ending June 30, 2009  Reported earnings ($0.23) $0.05 $0.16 ($0.02)  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (0.23) (0.23)  Unrealized losses from foreign currency economic hedges (0.02) (0.02)  Impairments - assets held for sale & other (0.09) (0.09)  (0.32) (0.02) (0.34)  Earnings from ongoing operations $0.09 $0.05 $0.18 $0.32  Quarter Ending June 30, 2008  Reported earnings $0.26 $0.08 $0.16 $0.50  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 0.01 0.01  Adjustments - nuclear decommissioning trust investments (0.01) (0.01)  Earnings from ongoing operations $0.26 $0.08 $0.16 $0.50  Change excluding special items ($0.17) ($0.03) $0.02 ($0.18)  Note: Per share amounts are based on diluted shares outstanding.  (Dollars Per Share)

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-17  (Millions)  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date June 30, 2009  Reported earnings* $19 $66 $149 $234  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (38) (38)  Unrealized losses from foreign currency economic hedges (6) (6)  Adjustments - nuclear decommissioning trust investments (1) (1)  Impairments & other impacts - emission allowances (15) (15)  Impairments -assets held for sale & other (36) (1) (1) (38)  Workforce reduction (6) (5) (2) (13)  (96) (6) (9) (111)  Earnings from ongoing operations $115 $72 $158 $345  Year-to-Date June 30, 2008  Reported earnings* $199 $91 $160 $450  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 54 54  Adjustments - nuclear decommissioning trust investments (4) (4)  Off-site remediation of ash basin leak 1 1  Sale of gas and propane businesses (1) (1)  Montana basin seepage litigation (5) (5)  Synfuel tax adjustment (13) (13)  33 (1) 32  Earnings from ongoing operations $166 $92 $160 $418  Change excluding special items ($51) ($20) ($2) ($73)  * Represents net income attributable to PPL Corporation.

 Reconciliation of Year-to-Date Reported  Earnings and Earnings from Ongoing Operations  A-18  Pennsylvania International  Supply Delivery Delivery Total  Year-to-Date June 30, 2009  Reported earnings $0.05 $0.18 $0.39 $0.62  Special Items:  Unrealized losses from energy-related, non-trading economic hedges (0.10) (0.10)  Unrealized losses from foreign currency economic hedges (0.02) (0.02)  Impairments & other impacts - emission allowances (0.04) (0.04)  Impairments - assets held for sale & other (0.10) (0.10)  Workforce reduction (0.01) (0.01) (0.01) (0.03)  (0.25) (0.01) (0.03) (0.29)  Earnings from ongoing operations $0.30 $0.19 $0.42 $0.91  Year-to-Date June 30, 2008  Reported earnings $0.53 $0.24 $0.42 $1.19  Special Items:  Unrealized gains from energy-related, non-trading economic hedges 0.14 0.14  Adjustments - nuclear decommissioning trust investments (0.01) (0.01)  Montana basin seepage litigation (0.01) (0.01)  Synfuel tax adjustment (0.04) (0.04)  0.08 0.08  Earnings from ongoing operations $0.45 $0.24 $0.42 $1.11  Change excluding special items ($0.15) ($0.05) $0.00 ($0.20)  Note: Per share amounts are based on diluted shares outstanding.  (Dollars Per Share)

 Reconciliation of PPL’s Reported Earnings and Earnings  from Ongoing Operations  High Low  2009 2009 2008 2007  Earnings from Ongoing Operations per share of common stock $1.90 $1.60 $2.02 $2.60  Special items (net of taxes) through June 30, 2009:  economic hedges (0.10) (0.10) 0.67 0.08  Unrealized losses from foreign currency economic hedges (0.02) (0.02)  Adjustments -nuclear decommissioning trust investments (0.04)  Sale of Latin American businesses 0.67  Sale of telecommunication operations (0.06)  Sale of gas and propane businesses (0.01) (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.03) (0.03) (0.02)  Synfuel tax adjustment (0.04)  Montana basin seepage litigation (0.01)  Impairments & other impacts - emission allow ances (0.04) (0.04) (0.07)  Impairments - assets held for sale & other (0.10) (0.10) (0.05)  (0.29) (0.29) 0.45 0.75  Reported Earnings per share of common stock $1.61 $1.31 $2.47 $3.35  Note: Per share amounts are based on diluted shares outstanding.  Unrealized gains (losses) from energy-related, non-trading  Forecast Actual  A-19

 Reconciliation of Second Quarter  Operating Income and Energy Margins  A-20  2009 2008 Change  Per Share  (after-tax)  Eastern U.S., pre-tax $312 $379 ($67) ($0.10)  Western U.S., pre-tax 77 68 9 0.01  Domestic gross energy margins, pre-tax $389 $447 ($58) ($0.09)  2009 2008  Operating Income $104 $385  Adjustments:  Energy-related businesses, net (7) (10)  Other operation and maintenance 354 358  Amortization of recoverable transition costs 70 68  Depreciation 114 117  Taxes, other than income 67 72  Revenue adjustments (a) (337) 92  Expense adjustments (a) 24 (635)  Domestic gross energy margins $389 $447  Three Months Ended June 30,  Three Months Ended June  30,  (Millions)  (a) See additional information on the following slide.

 A-21  2009 2008  Revenue adjustments  WPD utility revenue $ (155) $ (211)  Domestic delivery component of utility revenue (293) (310)  Other utility revenue (7) (14)  Unrealized gains (losses) from economic hedge activity 111 617  Margins from Supply segment discontinued operations 7 10  Total revenue adjustments $ (337) $ 92  Expense adjustments  Unrealized gains (losses) from economic hedge activity $ (39) $ 621  Domestic electric ancillaries (11) (14)  Gross receipts tax 26 27  Other 1  Total expense adjustments $ (24) $ 635  June 30,  Three Months Ended  (Millions)  Reconciliation of Second Quarter  Operating Income and Energy Margins

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Outlook	STABLE	NEGATIVE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	NEGATIVE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	A3/Baa1	A/A-	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	NEGATIVE	NEGATIVE	STABLE

* Letter of Credit-Backed Security
** Includes both Insured and Non-Insured Securities

A-22

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	NEGATIVE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		NEGATIVE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	NEGATIVE	POSITIVE

A-23

ppl

Forward-Looking Information Statement  A-24  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales,  growth, revenues, expenses, credit profile, cash flow, liquidity, financing, asset disposition, marketing performance, hedging, regulation,  corporate strategy, and generating capacity and performance, are “forward-looking statements” within the meaning of the federal  securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking  statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from  the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially  from the forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting customer  energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability  and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing  requirements; operating performance of plants and other facilities; environmental conditions and requirements and the related costs of  compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and  operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and  dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of  necessary government permits, approvals and rate relief; capital market conditions and decisions regarding capital structure; the impact  of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL  Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and  resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its  subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries  conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates;  new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its  subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL  Corporation’s Form 10-K and other reports.

 Definitions of Non-GAAP Financial Measures  A-25  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges or credits that are unusual or  nonrecurring. Special items also include unrealized gains or losses from energy-related and foreign currency-related, non-trading  economic hedges and impairments of securities in PPL’s nuclear decommissioning trust funds. The energy-related, non-trading  economic hedges are used to hedge a portion of the economic value of PPL’s generation assets and PPL’s load-following and retail  activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g.,  fuel and power). The foreign currency-related, non-trading economic hedges are used to hedge a portion of the net income of the  international delivery business segment. This economic value in U.S. dollars is subject to changes in the British Pound Sterling to U.S.  dollar exchange rate. The unrealized gains and losses on these non-trading economic hedges in PPL’s supply and international delivery  business segments are economically neutral to the company because they will reverse as the hedging contracts settle in the future.  Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income attributable to PPL,  which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL  believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it  provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s  management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use  different measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the  repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an  alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before  dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the  company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt  obligations. Other companies may calculate free cash flow before dividends in a different manner.